Restructuring Expenses	12 Months Ended
Dec. 31, 2011
Restructuring Expenses [Abstract]
Restructuring Expenses

25- Restructuring expenses

In 2009 ASMI started the implementation of a major restructuring in the Front-end segment (PERFORM!) as announced on January 9, 2009 and on July 20, 2009. The main components of the Company's accelerated execution plans are:

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The consolidation of our global Front-end manufacturing operations from Europe, the United States and Japan, into our Front-end manufacturing operations in Singapore by the end of 2010. This will be achieved by completing the previously announced transfer from Almere, the Netherlands, which was finalized during 2009; the phasing out the manufacturing operation in Phoenix, Arizona, in the first half of 2010; and by transferring manufacturing from Nagaoka, Japan, no later than the fourth quarter of 2010.

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The reduction of selling, general and administration expenses by making fundamental changes in our global support infrastructure. This includes a significant simplification and streamlining of our warehousing operations and the further strengthening of the global sales & service organization which was created last year.

•	The leveraging of research and development and our product portfolio by reprioritization of strategic programs in order to maximize their potential.

The following table summarizes the aggregated restructuring expenses by type:

	Year ended December 31,
	2009	2010	2011
Employee related expenses	19,437	4,534	—
Contract termination related expenses	2,799	779	—
Impairment charges	4,623	—	—
Transition expenses	4,366	3,806	—
Expenses buy out RTP	3,940	—	—
Other expenses	522	2,082	—

Total restructuring expenses	35,687	11,201	—

Related to these execution plans, an amount of €11.2 million in restructuring expenses was recorded in 2010. These expenses were mainly costs for severance packages, retention costs, provisions for vacancy and other costs related to the transition of activities to Singapore.

Related to these execution plans, an amount of €35.7 million in restructuring expenses was recorded for of 2009. These charges include:

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Employee related expenses of €19.4 million. Included are unconditional one-time termination benefits of €15.8 million, conditional one-time termination benefits subject to the final termination date of €1.7 million and other employee related expenses of €1.9 million.

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Contract termination related expenses of €2.8 million. These expenses mainly relate to operational lease contracts and include both the valuating of the onerous contracts at fair value, the decommissioning expenses and impairments of leasehold improvements.

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Impairment charges of €4.6 million mainly related to machinery and equipment. We impaired certain demo tools which were as a result of the strategic reorientation determined end of life. The impairment charges were determined based on the difference between the asset's estimated fair value and their carrying amount.

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Expenses of €4.4 million resulting from the transition of our global Front-end manufacturing operations from Europe, the United States and Japan, into our Front-end manufacturing operations in Singapore.

•	Expenses of €3.9 million related to the management buy-out of our RTP.

•	Other expenses of €0.6 million.